SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT - November 24, 2003
                        (Date of Earliest Event Reported)


                                   WICKES INC.
                                ------------------
             (Exact name of registrant as specified in its charter)



                           Commission File No. 1-14967


         Delaware                                         36-3554758
------------------------                          ----------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)

706 North Deerpath Drive, Vernon Hills, Illinois                   60061
------------------------------------------------                -----------
(Address of principal                                            (Zip Code)
executive offices)


Registrant's telephone number, including area code: (847) 367-3400

Item 5.  Other Events
---------------------

     On November 21, 2003, Wickes Inc. (the "Company") entered into an agreement with Barry Segal, Martin Segal and Bradco Supply Corporation whereby Barry Segal has agreed to exchange his outstanding 11 5/8% Senior Subordinated Notes due 2003 in the aggregate principal amount of approximately $3,550,000 for the cash and new note option pursuant to the terms and conditions of the Company's exchange offer which commenced on November 4, 2003 whereby Barry Segal will receive approximately $1,775,000 in cash and $887,500 in new notes. In addition, the Company has agreed, subject to the closing of the exchange offer, to sell to Bradco certain real estate and improvements owned by the Company located in Walden, New York and Exton, Pennsylvania, which we will refer to as the subject property. The purchase price for the subject property will be $3,016,250 (approximately 95% of the appraised fair market value of the subject property), $2,128,750 of which will be paid by Bradco in cash, and the balance of which will be paid by the delivery of Convertible Notes for cancellation in the aggregate principal amount of $887,500. No brokerage commission will be paid in connection with the sale of the subject property. As a condition to the sale of the subject property, Bradco has agreed to lease back the subject property to us for a term of twenty (20) years at an initial base rent of $316,706 per year net of real estate taxes, insurance and operating costs. We will have the one time option, at the end of the fifth year of the lease term, to buy back the subject property for a cash purchase price of $3,468,687.50. We will also have the one time option to terminate the lease at the end of the tenth year of the lease term.

     In connection with and as an additional condition to the obligations of Barry Segal, Martin Segal and Bradco to close these transactions, certain members of the Company's management have agreed to purchase from those persons a total of 1,301,801 shares of the Company's common stock, representing all of the outstanding shares of the Company's common stock owned by them (approximately 15.7% of the outstanding Company common stock), for a cash purchase price of $0.50 per share, or a total of $650,900.

Item 7.  Financial Statements and Exhibits
------------------------------------------

         (c)      Exhibits

         Exhibit Number             Description
         -------------              -----------
         99.1                       Stock Purchase Agreement, dated as
                                    of November 21, 2003, by and among
                                    Barry Segal, Martin Segal, Bradco
                                    Supply Corporation and the
                                    Purchasers named therein.

         99.2 Real Estate Sale and Leaseback Agreement, dated as of November 21, 2003, by and between the Company and Bradco Supply Corporation.

         99.3 Form of Lease for Walden, New York, by and between Bradco Supply Corporation, as landlord and the Company, as tenant.

         99.4 Form of Lease for Exton, Pennsylvania, by and between Bradco Supply Corporation, as andlord and the Company, as tenant.

         99.5 Exchange Agreement, dated as of November 21, 2003, by and between the Company and Barry Segal.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WICKES INC.



Date:  November 24, 2003           By: /s/ James A. Hopwood
                                       --------------------
                                       James A. Hopwood
                                       Senior Vice President and
                                       Chief Financial Officer

                                  EXHIBIT INDEX

         Exhibit Number        Description
         -------------         -----------
         99.1                  Stock Purchase Agreement, dated as
                               of November 21, 2003, by and among
                               Barry Segal, Martin Segal, Bradco
                               Supply Corporation and the
                               Purchasers named therein.

         99.2 Real Estate Sale and Leaseback Agreement, dated as of November 21, 2003, by and between the Company and Bradco Supply Corporation.

         99.3 Form of Lease for Walden, New York, by and between Bradco Supply Corporation, as landlord and the Company, as tenant.

         99.4 Form of Lease for Exton, Pennsylvania, by and between Bradco Supply Corporation, as landlord and the Company, as tenant.

         99.5 Exchange Agreement, dated as of November 21, 2003, by and between the Company and Barry Segal.